Exhibit 10.6

CONFIDENTIAL

February 21, 2013

Coca-Cola HBC AG,

Baarerstrasse 14,

CH-6300 Zug,

Switzerland.

RE:	Letter Agreement with regard to Share Exchange Offer for the Shares of
Coca-Cola Hellenic Bottling Company S.A

Dear Sirs:

Reference is made to the proposed share exchange offer (excluding for these purposes any Greek statutory sell-out or Greek statutory buy-out procedure, the “Share Exchange Offer”) announced by Coca-Cola HBC A.G., a Swiss corporation (“CCHBC”), for all of the ordinary shares of Coca-Cola Hellenic Bottling Company S.A, a Greek corporation (“CCH”).

In connection with the Share Exchange Offer, (a) CCH, (b) Kar-Tess Holding (“Kar-Tess”) and (c) Atlantic Industries, Refreshment Products Services Incorporated, Barlan, Incorporated, The Coca-Cola Export Corporation and Coca-Cola Overseas Parent Limited (collectively, the “TCCC Entities”) each hereby agree that, effective upon the receipt by each of Kar-Tess and the TCCC Entities, or their assigns, of shares of CCHBC in settlement of the Share Exchange Offer, that certain Relationship Agreement, dated August 29, 2000 (the “Relationship Agreement”), among the TCCC Entities, Kar-Tess and CCH shall terminate without further action on their part.

Kar-Tess, the TCCC Entities and CCHBC Grouping, Inc. each further agree that, effective upon receipt by each of Kar-Tess and the TCCC Entities, or their assigns, of shares of CCHBC in settlement of the Share Exchange Offer, that certain Amended and Restated Shareholders’ Agreement, dated December 19, 2008 (the “Shareholders’ Agreement”), among Kar-Tess, the TCCC Entities and CCHBC Grouping, Inc. shall terminate without further action on their part.

Each party confirms that, as of the date hereof, it is not aware of any breach of the Relationship Agreement or Shareholders’ Agreement by any other party.

The Coca-Cola Company, the TCCC Entities, CCHBC Grouping, Inc. and Kar-Tess each hereby confirm to CCHBC that they do not consider that they are acting in concert in relation to CCHBC and that no agreement or understanding (formal or informal) exists between The Coca-Cola Company, any of the TCCC Entities or CCHBC Grouping, Inc., on the one hand, and Kar-Tess, on the other hand, in relation to the future governance or control of CCHBC.

Signature Pages Follow

Each party has caused this letter agreement to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

COCA-COLA HBC AG

By:	/s/ ROBERT RYAN RUDOLPH
	Name:	Robert Ryan Rudolph
	Title:	Director

By:	/s/ CLAUDIA GOEBEL
	Name:	Claudia Goebel
	Title:	Director

Signature Page to Letter Agreement

Each party has caused this letter agreement to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

COCA-COLA HELLENIC BOTTLING COMPANY S.A.

By:	/s/ JAN GUSTAVSSON
	Name:	Jan Gustavsson
	Title:	General Counsel

By:	/s/ MICHALIS IMELLOS
	Name:	Michalis Imellos
	Title:	Chief Financial Officer

Signature Page to Letter Agreement

Each party has caused this letter agreement to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

KAR-TESS HOLDING

By:	/s/ DANIELLE SCHROEDER
	Name:	Danielle Schroeder
	Title:	Manager

By:	/s/ ROBERT RYAN RUDOLPH
	Name:	Robert Ryan Rudolph
	Title:	Manager

Signature Page to Letter Agreement

Each party has caused this letter agreement to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

THE COCA-COLA COMPANY

By:	/s/ CHRISTOPHER P. NOLAN
	Name:	Christopher P. Nolan
	Title:	Vice President

THE COCA-COLA EXPORT CORPORATION

By:	/s/ CHRISTOPHER P. NOLAN
	Name:	Christopher P. Nolan
	Title:	Vice President

BARLAN INC.

By:	/s/ CHRISTOPHER P. NOLAN
	Name:	Christopher P. Nolan
	Title:	Vice President

ATLANTIC INDUSTRIES

By:	/s/ CHRISTOPHER P. NOLAN
	Name:	Christopher P. Nolan
	Title:	Vice President

COCA-COLA OVERSEAS PARENT LTD

By:	/s/ CHRISTOPHER P. NOLAN
	Name:	Christopher P. Nolan
	Title:	Vice President

Signature Page to Letter Agreement

REFRESHMENT PRODUCT SERVICES INC.

By:	/s/ CHRISTOPHER P. NOLAN
	Name:	Christopher P. Nolan
	Title:	Vice President

CCHBC GROUPING, INC.

By:	/s/ CHRISTOPHER P. NOLAN
	Name:	Christopher P. Nolan
	Title:	Vice President

Signature Page to Letter Agreement